UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities

Exchange Act of 1934

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☐	Preliminary Proxy Statement
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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Materials Pursuant to §240.14a-12

VAPOR CORP.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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January 22, 2016

Dear Fellow Stockholder:

It is only a few days until our Special Meeting of Stockholders on January 28, 2016 to consider the proposals for a reverse stock split and an increase in our authorized shares of common stock. If you have not voted your shares, your Board of Directors encourages you to submit your vote in favor of each of the proposals on the meeting’s agenda as soon as possible. If you have previously voted against these proposals, we request that you reconsider your vote and re-cast your vote “FOR” these proposals. You are encouraged to vote your shares by telephone with our Proxy solicitor advisors, Okapi Partners, (877-629-6355).

As we have described in the proxy statement for the Special Meeting, approval for these proposals is critical to the ongoing operations of the Company. Unless we receive proxies from a majority of our issued and outstanding shares of common stock voting “FOR” these proposals, we likely will be unable to:

•	Raise additional capital to operate our business

•	Settle any Series A Warrant exercises in our common stock, which will force us, pursuant to the terms of the Series A Warrants, to settle any such exercises in cash and will exhaust our limited cash resources

•	Maintain our listing on the Nasdaq Capital Market

•	Raise additional working capital and we may therefore be forced to consider a reorganization or file for bankruptcy

For these reasons, and as more fully described in the proxy materials previously distributed to you, our Board of Directors is asking our stockholders to vote “FOR” proposals 1, 2 and 3 as described below:

1.	to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation, as amended (the “Certificate of Incorporation”), to effect a reverse stock split of our issued and outstanding shares of Common Stock at a ratio of between 10 and 70 and effective upon a date to be determined by the Board and effect a corresponding change in the par value of shares of our Common Stock from $0.001 to $0.0001 (the “Reverse Stock Split”).

2.	to approve an amendment to the Certificate of Incorporation, to increase the authorized shares of Common Stock from 500,000,000, par value $0.001, to 5,000,000,000, par value $0.0001 (the “Authorized Share Increase”);

3.	to authorize an adjournment of the Special Meeting, if necessary, if a quorum is present, to solicit additional proxies if there are not sufficient votes in favor of the Reverse Stock Split and/or the Authorized Share Increase (the “Adjournment Proposal”); and

Because approval of the proposals requires the affirmative vote of at least 50.01% of the outstanding shares of common stock of Vapor Corp. entitled to vote at the Special Meeting, your failure to vote will have the same effect as a vote against the proposals. Regardless of how many shares you own it is important that you vote them as soon as possible.

The Vapor Corp. Board of Directors unanimously recommends that you vote “FOR” approval of the proposals described in the proxy materials.

3001 Griffin Road | Ft. Lauderdale, FL 33312 | Phone: 1.888.766.5351 | Fax: 1.888.882.7095

www.vapor-corp.com

Again, please call and cast your vote immediately with our proxy solicitation advisors, Okapi Partners, LLC, toll-free at (877) 629-6355.

We appreciate your support.

Sincerely,

Jeffrey E. Holman

Chairman of the Board and Chief Executive Officer

IF YOU HAVE RECENTLY MAILED YOUR PROXY OR CAST YOUR VOTE “FOR” BY PHONE OR OVER THE INTERNET, PLEASE ACCEPT OUR THANKS AND DISREGARD THIS REQUEST.

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Forward-Looking Statements

Any statements in these materials about future performance and plans for the Company, the potential effects of a successful or failed vote on the proposals discussed herein, and other statements containing the words “estimates,” “believes,” “anticipates,” “plans,” “expects,” “will,” and similar expressions, other than historical facts, constitute forward-looking statements within the meaning of the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. Factors or risks that could cause our actual results to differ materially from the results we anticipate include, but are not limited to: difficulties, delays, unanticipated costs or our inability to consummate the reverse stock split and authorized share increase on the expected terms and conditions or timeline; difficulties, delays or the inability to increase the per share trading price of our common stock as a result of the reverse stock split, including future decreases in the price of common stock due to, among other things, the announcement of the reverse stock split and authorized share increase or our inability to make our common stock more attractive to a broader range of institutional or other investors, as a result of, among other things, investors viewing the reverse stock split and authorized share increase negatively or due to future financial results, market conditions, the market perception of our business, our inability to realize anticipated cost reductions or other factors adversely affecting the market price of our common stock, notwithstanding the reverse stock split and authorized share increase or otherwise; unanticipated negative reactions to the reverse stock split and authorized share increase or unanticipated circumstances or results that could negatively affect interest in our common stock by the investment community; or general business, economic, competitive, political, regulatory and social uncertainties; risks related to competition; risks related to factors beyond the control of the Company; the global economic climate; the execution of strategic growth plans; insurance risks; and litigation.

Actual results may differ materially from those indicated by such forward-looking statements. In addition, the forward-looking statements included in the materials represent our views as of the date hereof. We anticipate that subsequent events and developments will cause our views to change. However, while we may elect to update these forward-looking statements at some point in the future, we specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing our views as of any date subsequent to the date hereof. Additional factors that may cause results to differ materially from those described in the forward-looking statements are set forth in the definitive proxy statement filed with the Securities and Exchange Commission (“SEC”) on January 11, 2016.

Important Additional Information and Where to Find It

In connection with the Special Meeting, the Company filed with the SEC a definitive proxy statement and other documents, including a form of proxy card, on January 11, 2016. The definitive proxy statement and a form of proxy have been mailed to the Company’s stockholders of record as of January 7, 2016. Stockholders are urged to read the proxy statement and any other documents filed with the SEC in connection with the proposals discussed above because they contain important information about such proposals that is important to your voting decision.

Investors are able to obtain a free copy of documents filed with the SEC at the SEC’s website at http://www.sec.gov. In addition, investors may obtain a free copy of the Company’s filings with the SEC, including the Notice of Special Meeting of Stockholders and the Proxy Statement for the Special Meeting, from the Company’s website at www.vapor-corp.com or by directing a request to: Vapor Corp., 3001 Griffin Road, Ft. Lauderdale, FL 33312, Attn: Investor Relations, 1-888-882-7095.

The Company and its directors, executive officers and certain other members of management and employees of the Company may be deemed “participants” in the solicitation of proxies from stockholders of the Company in favor of the proposals. Information regarding the persons who may, under the rules of the SEC, be considered participants in the solicitation of the stockholders of the Company in connection with the proposals, and their direct or indirect interests, by security holdings or otherwise, which may be different from those of the Company’s stockholders generally, is set forth in the definitive proxy statement related to the Special Meeting.